Note 15 - Derivative Financial Instruments - Derivatives Not Designated as Hedging Instruments by Account Type (Details) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Interest rate swap contracts, current	$ 1,142,682	$ 540,753
Interest rate swap contracts, noncurrent	2,669,244	0
Total derivative assets	3,811,926	540,753
Interest rate swap contracts, noncurrent liability	0	952,666
Total derivative liabilities	$ 0	$ 952,666